Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of February 1, 2016 (this “Amendment”) is entered into among EARTHLINK HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and REGIONS BANK, in its capacities as Administrative Agent and Collateral Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, in its capacities as Administrative Agent and Collateral Agent, entered into that certain Amended and Restated Credit Agreement dated as of May 29, 2013 (as amended, modified, supplemented or extended from time to time, including pursuant to that certain First Amendment to Credit Agreement dated as of December 31, 2013, that certain Second Amendment to Credit Agreement dated as of November 19, 2014 and that certain Third Amendment to Credit Agreement dated as of May 11, 2015, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (by act of the Required Lenders) amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended as follows:

(i)                                     The defined term “Asset Sale” is amended by deleting the “and” immediately prior to clause (g) thereof, replacing the “.” at the end of clause (g) thereof with “; and” and adding a new clause (h) to read as follows:

(h)                                 any sale, transfer or other disposition of Securitization Related Property by the Borrower or any of its Subsidiaries pursuant to any Permitted Securitization Transaction.

(ii)                                  The defined term “Excluded Property” is amended by deleting the “and” immediately prior to clause (l) thereof, restating clause (l) to read as set forth below and adding a new clause (m) to read as set forth below:

(l) at any time any Permitted Securitization Transaction is outstanding, (A) any Securitization Related Property that is subject to such Permitted Securitization Transaction and (B) the Equity Interests of the Special Purpose Subsidiary for such Permitted Securitization Transaction, and (m) proceeds and products of any and all of the foregoing excluded property described in clauses (a) through (l) above only to the extent such proceeds and products would constitute property or assets of the type described in clauses (a) through (l) above

(iii)                              The defined term “Excluded Subsidiaries” is amended in its entirety to read as follows:

“Excluded Subsidiaries” means (a) any Regulated Subsidiary (other than an Immaterial Subsidiary) that has not received all necessary regulatory approvals to become a Guarantor hereunder and (b) each Special Purpose Subsidiary.

(iv)                              The defined term “Securitization Transaction” is amended in its entirety to read as follows:

“Securitization Transaction” means, with respect to the Borrower and its Subsidiaries, any financing transaction or series of financing transactions pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payment intangibles, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or Affiliate of such Person.

(v)                                 The following new defined terms are added in the appropriate alphabetical order:

“Permitted Securitization Transaction” means a Securitization Transaction permitted under Section 7.1(p).

“Receivables and Related Assets” means accounts receivable, payment intangibles or any other property (including contract rights) that is customarily transferred or in respect of which security interests are customarily granted in connection with receivables securitization transactions and all proceeds of the foregoing.

“Securitization Related Property” means Receivables and Related Assets which are sold, conveyed, contributed or transferred to a Special Purpose Subsidiary pursuant to a Permitted Securitization Transaction.

“Special Purpose Subsidiary” means, with respect to any Permitted Securitization Transaction, the special purpose Subsidiary or Affiliate for such Permitted Securitization Transaction.

(b)                                 Section 6.12(a) of the Credit Agreement is amended by deleting the second sentence thereof in its entirety and by substituting therefor a new sentence to read as follows:

Notwithstanding the foregoing provisions of this Section 6.12, none of the Credit Parties shall be required to pledge the Equity Interests of (i) a Special Purpose Subsidiary owned by any Credit Party at any time the related Permitted Securitization Transaction is in effect or (ii) any of its Regulated Subsidiaries until all necessary regulatory approvals for such pledge of Equity Interests have been received, which such regulatory approvals the Borrower shall use commercially reasonable efforts to diligently pursue (provided, however, that such commercially reasonable efforts shall not require the Borrower or any of its

Subsidiaries to make any payments in excess of normal fees and costs to or at the direction of Governmental Authorities, or to change the manner in which the Borrower and its Subsidiaries conduct business in any respect that the management of the Borrower reasonably determines in good faith to be materially adverse or materially burdensome).

(c)                                  Section 7.1 of the Credit Agreement is amended as follows:

(i) deleting the “and” following clause (o) thereof, re-labeling clause (p) as clause (q), and adding a new clause (p) to read as follows:

(p)                                 Indebtedness under Securitization Transactions; provided that (i) the Attributable Principal Amount thereunder shall not exceed $50,000,000 at any time outstanding, (ii) no Default or Event of Default shall exist immediately prior to or immediately after giving effect to such Securitization Transaction, (iii) prior to entering into such Securitization Transaction, the Borrower shall have delivered to the Administrative Agent a certificate demonstrating that, after giving effect to such Securitization Transaction on a Pro Forma Basis, the Credit Parties would be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.8 and (iv) such Securitization Transaction shall be non-recourse to the Credit Parties other than with respect to purchase or repurchase obligations for breaches of representations and warranties, performance guaranties and indemnity obligations and other similar undertakings in each case that are customary for similar standard market accounts receivable securitizations; and

(ii)                                  adding a new last paragraph thereto to read as follows:

Notwithstanding anything to the contrary in this Section 7.1 or otherwise, no Special Purpose Subsidiary shall contract, create, incur, assume or permit to exist any Indebtedness other than Indebtedness existing from time to time under any Permitted Securitization Transaction.

(d)                                 Section 7.2 of the Credit Agreement is amended by deleting the “and” following clause (u) thereof, re-labeling clause (v) as clause (w), and adding a new clause (v) to read as follows:

(v)                                 Liens on Securitization Related Property created or deemed to exist in connection with any Permitted Securitization Transaction; and

(e)                                  Section 7.3 of the Credit Agreement is amended by replacing the “and” immediately prior to clause (v) thereof with a “,”, replacing the “.” at the end of clause (v) with an “, and” and adding a new clause (vi) to read as follows:

(vi) customary restrictions in any document or instrument governing any Permitted Securitization Transaction, provided that any such restriction relates only to the applicable Securitization Related Property actually sold, conveyed, pledged, encumbered or otherwise contributed pursuant to such Permitted Securitization Transaction.

(f)                                   Section 7.5 of the Credit Agreement is amended by replacing the “and” immediately prior to clause (ix) thereof with a “,”, replacing the “.” at the end of clause (ix) with an “, and” and adding a new clause (x) to read as follows:

(x) customary restrictions in any document or instrument governing any Permitted Securitization Transaction, provided that any such restriction relates only to the Special Purpose Subsidiary.

(g)                               Section 7.6 of the Credit Agreement is amended by deleting the “and” following clause (m) thereof, re-labeling clause (n) as clause (o), and adding a new clause (n) to read as follows:

(n)                                 Investments by the Borrower or any of its Subsidiaries in the Special Purpose Subsidiary in connection with any Permitted Securitization Transaction, provided that such Investments consist of Receivables and Related Assets or are otherwise customary in Securitization Transactions; and

(h)                                 Section 7.11 of the Credit Agreement is amended by deleting the “and” following clause (c) thereof, replacing the “.” at the end of clause (d) with an “and” and adding a new clause (e) to read as follows:

(e)                                  Transactions among the Credit Parties and a Special Purpose Subsidiary pursuant to a Permitted Securitization Transaction.

(i)                                     Section 7.12(b) of the Credit Agreement is restated in its entirety to read as follows:

(b)                                 make any prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than the Indebtedness under the Credit Documents and Indebtedness permitted under Section 7.1(b)) other than (i) regularly scheduled payments of principal and interest on such Funded Debt, (ii) in connection with (A) a refinancing or refunding permitted hereunder or (B) any prepayment, redemption, defeasance or acquisition for value of Funded Debt out of the proceeds of any equity offering of the Borrower and (iii) the purchase, repurchase, prepayment or redemption of Senior Secured Notes and/or those certain 8-7/8% senior notes of the Borrower due 2019 (the “2019 Notes”) issued pursuant to that certain Indenture, dated as of May 17, 2011 between the Borrower, the guarantor parties thereto and Deutsche Bank Trust Company Americas, as Trustee, provided that, with respect to this clause (iii), (A) no Default or Event of Default then exists or would arise after giving effect thereto, (B) such purchase, repurchase, prepayment or redemption is made on or before December 31, 2016, (C) such purchase, repurchase, prepayment or redemption is made using only available and unencumbered cash of the Borrower, proceeds of a Permitted Securitization Transaction and/or proceeds of Revolving Loans in an aggregate amount not to exceed $75,000,000, (D) any such purchase, repurchase, prepayment or redemption is made in accordance with the terms of the indentures (and supplements thereto) applicable to the Senior Secured Notes and/or the 2019 Notes, as applicable and (E) after giving effect to such purchase, repurchase, prepayment or redemption on a Pro Forma Basis, the Consolidated Net Total Leverage Ratio does not exceed 3.25:1.0.

(j)                                    Section 7.15 of the Credit Agreement is amended to include a new last sentence thereof to read as follows:

No Credit Party shall amend or permit any amendments to any of the terms of any Permitted Securitization Transaction if such amendment or modification could reasonably be expected to be materially adverse to the Lenders or any Agent.

(k)                                 Section 10.10 of the Credit Agreement is amended by replacing the “and” at the end of clause (a)(ii) thereof, replacing the “.” at the end of clause (a)(iii) thereof with “; and” and adding a new clause (iv) to read as follows:

(iv)                              at any time any Permitted Securitization Transaction is outstanding, to release any Lien granted to or held by any Agent under any Credit Document on (A) any Securitization Related Property that is subject to such Permitted Securitization Transaction and (B) the Equity Interests of the Special Purpose Subsidiary for such Permitted Securitization Transaction.

2.                                      Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)                                 payment by the Borrower to the Administrative Agent of a fee, for the account of each Lender executing this Amendment, in an amount equal to 0.10% of each such Lender’s Revolving Commitment;

(c)                                  payment by the Borrower to the Administrative Agent and Regions Capital Markets, a division of Regions Bank, all fees due and payable to the Administrative Agent and Regions Capital Markets, a division of Regions Bank, on the date hereof; and

(d)                                 payment by the Borrower of the out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent, including without limitation, the fees and expenses of Moore & Van Allen, PLLC.

3.                                      Miscellaneous.

(a)                                 Each of the Credit Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents, (iii) agrees that (A) its obligations under each of the Credit Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(b)                                 Each of the Credit Parties hereby represents and warrants as follows:

(i)                                     Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by such Credit Parties and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(c)                                  Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and in each other Credit Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)                                  This Amendment shall be deemed to be, and is, a “Credit Document.”

(f)                                   This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EARTHLINK HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:	BTI TELECOM CORP.
BUSINESS TELECOM OF VIRGINIA, INC.
BUSINESS TELECOM, LLC
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE COMMUNICATIONS RESALE L.L.C.
CHOICE ONE OF NEW HAMPSHIRE INC.
CONNECTICUT BROADBAND, LLC
CONNECTICUT TELEPHONE & COMMUNICATION SYSTEMS, INC.
CONVERSENT COMMUNICATIONS LONG DISTANCE, LLC
CONVERSENT COMMUNICATIONS OF CONNECTICUT, LLC
CONVERSENT COMMUNICATIONS OF MAINE, LLC
CONVERSENT COMMUNICATIONS OF MASSACHUSETTS, INC.
CONVERSENT COMMUNICATIONS OF NEW HAMPSHIRE, LLC
CONVERSENT COMMUNICATIONS OF NEW JERSEY, LLC
CONVERSENT COMMUNICATIONS OF NEW YORK, LLC
CONVERSENT COMMUNICATIONS OF PENNSYLVANIA, LLC

EARTHLINK HOLDINGS CORP.

FOURTH AMENDMENT

CONVERSENT COMMUNICATIONS OF RHODE ISLAND, LLC
CONVERSENT COMMUNICATIONS OF VERMONT, LLC
CONVERSENT COMMUNICATIONS RESALE L.L.C.
CTC COMMUNICATIONS CORP.
CTC COMMUNICATIONS OF VIRGINIA, INC.
DELTACOM, LLC
EARTHLINK, LLC
EARTHLINK BUSINESS HOLDINGS, LLC
EARTHLINK BUSINESS, LLC
EARTHLINK CARRIER, LLC
EARTHLINK MANAGED SERVICES, LLC
EARTHLINK SHARED SERVICES, LLC
LIGHTSHIP TELECOM, LLC
US XCHANGE INC.
US XCHANGE OF ILLINOIS, L.L.C.
US XCHANGE OF INDIANA, L.L.C.
US XCHANGE OF MICHIGAN, L.L.C.
US XCHANGE OF WISCONSIN, L.L.C.

By:	/s/ Louis M. Alterman
Name:	Louis M. Alterman
Title:	Executive Vice President, Chief Financial Officer

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION
as a Lender

By:	/s/ Dan Komitor
Name:	Dan Komitor
Title:	Senior Relationship Manager

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

JFIN REVOLVER CLO 2014 LTD.,

	By:	Jefferies Finance LLC, as Portfolio Manager

	By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

JFIN REVOLVER CLO 2015, LTD.

	By:	Jefferies Finance LLC, as Portfolio Manager

	By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT

JFIN REVOLVER CLO 2015 II, LTD.

	By:	Jefferies Finance LLC, as Portfolio Manager

	By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FOURTH AMENDMENT